---------                                                           ------------
NUMBER                                                                SHARES
                                                        GRAPHICS    ------------
LF 3025
----------
                                  COMMON STOCK

                          THE LESLIE FAY COMPANY, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       SEE REVERSE FOR CERTAIN DEFINITIONS


              THIS CERTIFIES THAT                              CUSIP 527016 10 9





              IS THE OWNER OF


                FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

The Leslie Fay Company, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
Certificate   properly   endorsed.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the signatures of the duly authorized officers of the Corporation.

                        Dated:
---------
LESLIE
   FAY
---------


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
           (NEW YORK)                                     /s/ John J. Pomerantz

             TRANSFER AGENT          corporate             CHAIRMAN OF THE BOARD
             AND REGISTRAR            seal

BY
                                                           /s/ Warren T. Wishart

           AUTHORIZED OFFICER                             SENIOR VICE PRESIDENT,
                                             CHIEF FINANCIAL OFFICER & SECRETARY

                          THE LESLIE FAY COMPANY, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

 TENCOM - as tenants in common            UNIF GIFT MIN ACT - ____Custodian_____
 TENENT - as tenants by the entireties                      (Cust)       (Minor)
 JT TEN - as joint tenants with right              under Uniform Gifts to Minors
          survivorship and not as tenants          Act ___________________
          in common                                            (State)

             Additional abbreviations may also be used though not in
                                the above list.

         For value received, _____________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
         ---------------------------------------

         ---------------------------------------


(PLEASE  PRINT OR TYPE OR  WRITE  NAME  AND  ADDRESS,  INCLUDING  ZIP  CODE,  OF
ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________   shares

of the capital stock represented by the within Certificate, and do hereby irrevocably to constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________


________________________________________________________________________________

 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

Signatures(s) Guaranteed:


--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.